ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Schedule Of Accrued Expenses And Other Current Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Jan. 01, 2019	Dec. 31, 2018
Accrued expenses and other current liabilities
Other tax payable	$ 3,849	$ 3,925
Accrued professional fee and marketing expense	3,162	4,688
Employee payroll and welfare	364	937
Accrued Rental	10	424
Staff reimbursement	128	221
Others	3,306	3,680
Total	$ 10,819	$ 13,875	$ 22,411	$ 22,411